UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

_____________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:

(Date of earliest event reported)

September 8, 2005

____________________________

PACIFIC GOLD CORP.

(Exact name of registrant as specified in charter)

Nevada

(State or other Jurisdiction of Incorporation or Organization)

000-32629 (Commission File Number	157 Adelaide Street West, Suite 600 Toronto, Ontario Canada M5H 4E7 (Address of Principal Executive Offices and zip code)	91-1997728 (IRS Employer Identification No.)

(416) 214-1483

(Registrant’s telephone number, including area code)

N/A

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01  Changes in Registrant’s Certifying Accountant.

(a)

On September 8, 2005, Pacific Gold Corp. (the “Company”) dismissed Malone & Bailey, PC, as its independent certified public accountants.  The decision was approved by the Board of Directors of the Company.

The report of Malone & Bailey, PC, dated March 23, 2005, on the Company’s consolidated financial statements for the fiscal year ended December 31, 2004 did not contain an adverse opinion or disclaimer of opinion.  During the Company’s fiscal year ended December 31, 2004 and any subsequent interim period preceding the termination, there were no disagreements with Malone & Bailey, PC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Malone & Bailey PC would have caused Malone & Bailey, PC to make reference to the subject matter of the disagreements in connection with its report on the financial statements for such years or subsequent interim periods.

The Company requested that Malone & Bailey, PC furnish it with a letter addressed to the Securities and Exchange Commission (“SEC”) stating whether or not it agrees with the Company’s statements in this Item 4.01(a).  A copy of the letter furnished by Malone & Bailey, PC in response to that request, dated September 12, 2005, is filed as Exhibit 16.1 to this Form 8-K

(b)

On September 8, 2005, Mantyla McReynolds LLC (“Mantyla”) was engaged as the Company’s new independent certified accountants.  During the two most recent fiscal years and the interim period preceding the engagement of Mantayla, the Company has not consulted with Mantyla regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was either the subject of a disagreement or event identified in paragraph (a)(1)(iv) of Item 304 of Regulation  S-B.

Item 9.01  Financial Statements and Exhibits.

(a)

Financial statements of business acquired.  None.

(b)

Pro forma financial information.  None

(c)

Exhibits.

Exhibit Number	Description
16.1	Letter from Malone & Bailey, PC dated September 12, 2005 regarding change in certifying accountant.*

___________________________

*

Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFIC GOLD CORP.
(Registrant)

Date:  September 12, 2005

By:

/S/ Robert Landau

Robert Landau, Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
16.1	Letter from Malone & Bailey, PC dated September 12, 2005 regarding change in certifying accountant.*

_______________________________

*

Filed herewith